                                 [COVER IMAGE]

                                      AIM
                            DEVELOPING MARKETS FUND


[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   APRIL 30 1999



                INVEST WITH DISCIPLINE--Registered Trademark--

                                 [COVER IMAGE]

                       ----------------------------------

                 MURAL FROM THE TEMPLE OF LONGING BY PAUL KLEE

PAUL KLEE'S ART WAS TRANSFORMED BY A TRIP HE TOOK TO TUNISIA IN 1914, WHERE HE

 WAS AWED BY THE LANDSCAPE'S BEAUTIFULLY INTENSE COLOR AND LIGHT. KLEE BROUGHT

 THOSE QUALITIES TO HIS OWN WORK, CREATING IMAGINATIVE, LIGHT-FILLED PAINTINGS

LIKE THE ONE ON THE COVER. RADIATING WITH OPTIMISM AND ENERGY, KLEE'S MURAL IS

 A FITTING EMBLEM FOR THE DYNAMIC GROWTH PUSHING TODAY'S EMERGING MARKETS INTO

                               THE 21ST CENTURY.

                       ----------------------------------

AIM Developing Markets Fund is for shareholders who seek long-term growth of capital and secondarily seek income. The Fund primarily invests in developing-market equity securities, but may also invest in developing-market debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Developing Markets Fund (formerly GT Global Developing Markets Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI Emerging Markets Free Index is a group of unmanaged securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
    AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                          AIM DEVELOPING MARKETS FUND

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (1/11/94)            -5.64%
5 Years                        -2.48
1 Year                        -25.73

CLASS B SHARES

Inception (11/3/97)           -18.19%
1 Year                        -26.35

CLASS C SHARES

Inception (3/1/99)             25.91%*

ADVISOR CLASS SHARES

Inception (11/3/97)           -15.25%
1 Year                        -21.82

*Total return provided is cumulative total return that has not been annualized.
===============================================================================

Past performance cannot guarantee comparable future results.


                          AIM DEVELOPING MARKETS FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                   Dear Fellow Shareholder:

                   With only several months remaining in 1999, the question on
     [PHOTO OF     many of your minds may be, "How will the year 2000 computer
    Charles T.     issue affect AIM and my investments?" We would like you to
      Bauer,       feel comfortable.
   Chairman of          During March and April, AIM participated in an
   the Board of    industrywide test that gave us a chance to see how our
     THE FUND      technology systems might be affected by the changeover to
   APPEARS HERE]   the year 2000 (Y2K). Everything went as well as we had
                   hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                   electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds-- Registered Trademark--. We appreciate your business.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
AIM Advisors, Inc.



PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                       ----------------------------------

                           THE FINANCIAL INDUSTRY

                             HAS BEEN SEEN AS A

                           LEADER IN PLANNING FOR

                             YEAR 2000 CONCERNS.

                     ----------------------------------



                          AIM DEVELOPING MARKETS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


OVERSEAS MARKET REBOUND RALLIES FUND

MANY EMERGING MARKETS HAVE BOUNCED BACK SINCE YOUR LAST REPORT. HOW DID AIM DEVELOPING MARKETS FUND PERFORM IN THIS ENVIRONMENT?

Fund performance has shown a marked improvement during the last six months. The market volatility that was so pervasive during 1998 has calmed considerably, allowing many overseas markets to recover at least partially from the declines they experienced last year.
    For the six months ended April 30, 1999, Class A shares of the Fund had a total return of 28.52% and Class B shares returned 27.96%, excluding sales charges. Advisor Class shares finished the reporting period with a return of 28.61%. In comparison, the MSCI Emerging Markets Free Index had a return of 34.87% for the reporting period.
    Class C shares of the Fund, which commenced sales on March 1, 1999, had a cumulative total return of 26.91% since that date, excluding sales charges.
    Total net assets in the Fund stood at $188.6 million as of April 30, 1999, up from $87.7 million at the last report.

================================================================================
SIX-MONTH FUND RETURNS

Excluding sales charges

                         Class              Class         Advisor
                        A Shares           B Shares        Class

                    10/31/98-4/30/99
                         28.52%             27.96%         28.61%

                    4/30/98-10/31/98
                        -39.32%            -39.45%        -39.21%

================================================================================

HOW HAVE FINANCIAL MARKETS CHANGED SINCE YOUR LAST REPORT?
Global markets rebounded in late 1998 largely due to a global credit easing initiated by the Federal Reserve Board's (the Fed) rate cuts in the United States. The Fed's moves helped buoy stocks and halt the downward spiral that started in Asia and gave all emerging markets--and the global financial system--a big scare last summer. Liquidity conditions in Asia have improved thanks to dramatic debt reductions in those countries. This situation has contributed to falling interest rates and recovering equity markets.
    At the beginning of the reporting period, markets in Latin America were on their way up as investors began to regain confidence in the region. The area's largest economy, Brazil, received a $41 billion funding package from the International Monetary Fund (IMF) to help pull it out of the economic doldrums. Then in January of 1999, Latin American markets fell into a panic when Brazil's central-bank governor resigned and the Brazilian currency, the real, was devalued and allowed to float on the open market. However, sentiment turned for the better with the arrival of a new central-bank governor and clearer monetary policy.
    The IMF says the worst may be over in the global financial crisis. Asian markets have rallied in recent weeks, buoyed by continued good economic news and signs that interest in buying Asian stocks could be spreading. However, Russia continues to struggle with its financial difficulties and is currently working with the IMF to finalize its next loan package. And although by the end of the first quarter the MSCI Emerging Markets Free Index had risen about 40% from its low last September, it still sat at just over half of the peak level it reached in the middle of 1994.

HOW HAVE YOU BEEN MANAGING THE FUND?
We strive to keep an even balance between "top-down" and "bottom-up" research for emerging-markets investment opportunities. We look at the economic and political health of countries in which we would like to invest and seek out stocks in those countries that we believe will demonstrate growth at a reasonable price. We try to find stocks of companies boasting strong cash flow, a niche or a product edge in countries acting to solve their economic problems.
    This focused approach to stock selection has led us to reduce the number of holdings in the Fund from more than 200 a year ago to 122 at the end of the reporting period. We aim to maintain approximately 80 to 120 stocks in the portfolio.
    We have also reduced the Fund's weighting in emerging-markets bonds. We will, however, add these to the portfolio when they present an attractive investment opportunity relative to our equity holdings.

WHAT REGIONS HAVE YOU LIKED?
Our largest country allocations are still in Latin America. Mexico has continued to perform well, partly because of its tight commercial and investment ties with the strong U.S. economy. The rebound in oil prices has helped the outlook for Mexico as well. Examples of Mexican stocks we liked include the telephone company Telefonos de Mexico S.A. de C.V., which has more than nine million phone lines and serves more than 1.1 million cellular customers, and Grupo Carso S.A., a conglomerate that owns stakes in everything from department stores to brokerage services.
    Brazil's recovery has helped Argentina because the two countries are close trading partners. For example, Argentinean auto makers use parts produced in Brazil. Because Brazilian companies are doing better, their costs are down, and they can


         See important Fund and index disclosures inside front cover.


                      ------------------------------------

                         THE IMF SAYS THE WORST MAY BE

                      OVER IN THE GLOBAL FINANCIAL CRISIS.

                      ------------------------------------

                          AIM DEVELOPING MARKETS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

===============================================================================
Top 10 Portfolio Holdings
-------------------------------------------------------------------------------
  1. Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99 (South Korea)  6.02%
  2. Telefonos de Mexico S.A. de C.V. "L" - ADR (Mexico)                2.61
  3. Telecomunicacoes Brasileiras S.A. (Telebras) Preferred (Brazil)    2.43
  4. Magyar Tavkozlesi Rt. - ADR (Hungary)                              1.90
  5. Hindustan Lever Ltd. (India)                                       1.88
  6. Petroleo Brasileiro S.A. (Petrobas) Preferred (Brazil)             1.81
  7. Phillippine Long Distance (The Phillipines)                        1.78
  8. Companhia Energetica de Minas Gerais (CEMIG) - ADR (Brazil)        1.77
  9. Fomento Economico Mexicano, S.A. de C.V. - ADR (Mexico)            1.76
 10. MOL Magyar Olaj-es Gazipari RT - Reg S GDR (Hungary)               1.68
================================================================================


================================================================================
Top 10 Industries                                    Top 10 Countries
--------------------------------------------------------------------------------
  1. Telephone                                10.98%    1. Mexico          13.9%
  2. Electric Companies                        6.34     2. Brazil          12.8
  3. Investment Banking/Brokerages             6.02     3. South Africa     9.6
  4. Banks (Money Center)                      4.92     4. United States    8.7
  5. Banks (Regional)                          4.91     5. Greece           6.2
  6. Telecommunications (Cellular/Wireless)    4.47     6. India            5.9
  7. Manufacturing (Diversified)               4.09     7. Korea            5.6
  8. Banks (Major Regional)                    3.95     8. Israel           5.6
  9. Investment Management                     3.91     9. Taiwan           4.9
 10. Construction                              3.79    10. Egypt            4.4

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
================================================================================

make auto parts more cheaply. That, in turn, reduces auto-production costs in Argentina.
    One stock we have liked in Argentina is YPF S.A., an integrated oil company. The country's largest company, YPF accounts for about half of Argentina's oil reserves, production and refining capacity. The rebound in oil prices has obviously helped YPF, as has its privatization.

WHAT OTHER OPPORTUNITIES DID YOU FIND?
The Fund's overweight position in Egypt has been a major contributor to performance during 1999, with the market there rising more than 20% during the first quarter. Our Greek bank holdings, like Alpha Credit Bank and National Bank of Greece S.A., have also benefited the Fund. We added to our Korean holdings with positions in Korea's largest domestic mortgage bank, Housing and Commercial Bank, and the major cellular provider SK Telecom. Korea was one of the best performers in the Asia-Pacific market during 1998 because the country worked hard at meeting the IMF's requirements and implementing financial reforms.
    We have particularly liked the communication and financial-services sectors, at 19.4% and 30.9% of the portfolio, respectively, because these sectors have become inexpensive relative to their international peers. Governments have been allowing more foreign direct investment in these sectors to support their infrastructure and financial-development needs. Examples of those stocks include Hungarian telephone company Magyar Tavkozlesi Rt. and Haci Omer Sabanci Holding AS, Turkey's second-largest business group.

WHAT IS YOUR OUTLOOK?
A growing number of analysts believe that the emerging markets' deep financial crisis has bottomed out. The IMF has said that the global economy should stabilize this year and enjoy a solid recovery in 2000. Even so, emerging markets are likely to remain choppy, although not to the extent they were in 1998. The IMF is also discussing ways to relieve the crushing debt burdens carried by the world's poorest countries. Politics could also play a role in economic recovery of emerging markets, with economic reforms being a key issue in many countries.
    Investors are likely to remain cautious about emerging markets because many countries are still experiencing financial challenges, and corporate earnings are expected to remain low. However, valuations in these markets are still very attractive, and we look for continued positive returns from both emerging-markets stocks and bonds over the next year.

GLOSSARY OF TERMS

EMERGING OR DEVELOPING MARKETS. The financial markets of countries shifting from agriculture-based economies to industrialized ones, and of countries changing from socialist to free-market systems. These countries have lower per-capita gross national product than developed nations. Their equity markets are typically small, with relatively few stocks being traded. Bonds issued by these nations are generally considered below investment grade and so carry high yields to counterbalance the added risk. The financial markets in emerging countries offer the potential for higher rates of economic growth than the more mature markets of the United States, Western Europe and Japan, but the risk attached to such investments is considerably higher.

ADR (AMERICAN DEPOSITARY RECEIPT). A receipt representing ownership of shares of a foreign company. A U.S. bank creates an ADR, and the underlying shares are held by a custodian in the issuing company's home country. An ADR is a negotiable security, denominated in dollars and registered with the Securities and Exchange Commission. ADRs can be traded on exchanges and over the counter just as shares of U.S. stocks are. An ADR entitles its owner to all dividends and capital gains produced by the underlying shares.

CURRENCY RISK. For an American investor, the risk that changes in the value of the dollar compared to other currencies will hurt an investment. Say you own an investment earning interest in British pounds. It's good for you if the dollar is weak compared to the pound. When you sell your investment, you have to translate the pounds it has earned back into dollars. If the dollar has declined compared to the pound, the pounds you've earned will buy more dollars for you. If the dollar has risen, your pounds would buy fewer dollars.


         See important Fund and index disclosures inside front cover.

                          AIM DEVELOPING MARKETS FUND

SCHEDULE OF INVESTMENTS

April 30, 1999

                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.94%

ARGENTINA-3.95%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                       62,236   $  1,435,326
--------------------------------------------------------------
Nortel Inversora S.A. (Telephone)        43,400        705,250
--------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                            58,511      2,186,849
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)         74,300      3,120,600
--------------------------------------------------------------
                                                     7,448,025
--------------------------------------------------------------

BRAZIL-12.35%

Centrais Eletricas de Santa
  Catarina S.A. (Electric
  Companies)                          1,560,000        732,571
--------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. (Retail-Food
  Chains)                                55,700        971,269
--------------------------------------------------------------
Companhia de Eletricidade do
  Estado da Bahia (Electric
  Companies)                             27,600        747,742
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                             11,792        993,866
--------------------------------------------------------------
Companhia de Tecidos Norte de
  Minas (Textiles-Specialty)              7,836        518,940
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais (Electric Companies)           139,281      3,341,463
--------------------------------------------------------------
Companhia Paranaense de Energia
  (Electric Companies)                  209,000      1,711,187
--------------------------------------------------------------
Companhia Vale de Rio Doce-Pfd. A
  (Iron & Steel)                         99,700      1,878,754
--------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  (Electric Companies)                   27,555      1,061,729
--------------------------------------------------------------
Eletropaulo
  Metropolitana-Eletricidade de
  Sao Paulo S.A.-Rts. (Electric
  Companies), expiring
  05/22/99(a)                             3,646         41,708
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)          21,000      3,413,603
--------------------------------------------------------------
Telebras-ADR Pfd. (Telephone)            50,353      4,591,047
--------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Telephone)                   50,353          3,934
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A. (Telephone)(a)                    17,750      1,334,723
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Pfd. (Telephone)              336         41,819
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)              76,816      1,905,997
--------------------------------------------------------------

                                      SHARES         VALUE
BRAZIL-(CONTINUED)

Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)(b)                                1   $         23
--------------------------------------------------------------
                                                    23,290,375
--------------------------------------------------------------

CHILE-2.61%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)             36,200        957,037
--------------------------------------------------------------
Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)         40,000        982,500
--------------------------------------------------------------
Enersis S.A.-ADR (Electric
  Companies)                             52,596      1,009,186
--------------------------------------------------------------
Sociedad Quimica y Minera de
  Chile S.A. (Chemicals)                 53,570      1,975,394
--------------------------------------------------------------
                                                     4,924,117
--------------------------------------------------------------

CHINA-0.75%

Huaneng Power International, Inc.
  (Electric Companies)                  105,322      1,415,264
--------------------------------------------------------------
EGYPT-4.26%
Al-Ahram Beverages Co. S.A.E.-GDR
  (Beverages-Alcoholic)                  35,163      1,125,216
--------------------------------------------------------------
Al-Ahram Beverages Co. S.A.E.-GDR
  144A (Beverages-Alcoholic)
  (Acquired 06/10/97-08/07/97;
  Cost $838,350)(c)                      37,049      1,185,568
--------------------------------------------------------------
Madinet Nasr for Housing &
  Development Co.
  (Services-Commercial &
  Consumer)                               5,050        153,048
--------------------------------------------------------------
Misr Elgadida for Housing and
  Reconstruction (Building
  Materials)                             15,500        783,442
--------------------------------------------------------------
Misr International Bank
  (Banks-Major Regional)
  (Acquired 12/10/97-05/13/98;
  Cost $2,194,869)(c)                   164,900      1,879,860
--------------------------------------------------------------
Suez Cement Co. (Building
  Materials) (Acquired
  06/05/97-07/15/98; Cost
  $3,370,450)(c)                        173,330      2,903,277
--------------------------------------------------------------
                                                     8,030,411
--------------------------------------------------------------

GREECE-5.98%

Alpha Credit Bank
  (Banks-Regional)                       34,720      2,478,873
--------------------------------------------------------------
Commercial Bank of Greece, S.A.
  (Banks-Major Regional)(a)               7,200      1,259,428
--------------------------------------------------------------
Hellenic Telecommunication
  Organization S.A.
  (Telecommunication-Cellular/Wireless)      123,688    2,870,024
--------------------------------------------------------------
National Bank of Greece S.A.
  (Banks-Money Center)(a)                33,480      2,282,233
--------------------------------------------------------------
National Bank of Greece S.A.-Rts.
  (Banks-Money Center), expiring
  05/28/99(a)                            51,680        159,414
--------------------------------------------------------------

                                      SHARES         VALUE
GREECE-(CONTINUED)

STET Hellas Telecommunications
  S.A.
  (Telecommunications-Cellular/Wireless)(a)       82,205 $  2,219,535
--------------------------------------------------------------
                                                    11,269,507
--------------------------------------------------------------

HUNGARY-3.57%

Magyar Tavkozlesi ADR
  (Telecommunications-Long
  Distance)                             127,090      3,574,406
--------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt.
  (Oil-Domestic Integrated)
  (Acquired 09/05/97-10/29/98;
  Cost $3,008,601)(c)                   140,740      3,166,650
--------------------------------------------------------------
                                                     6,741,056
--------------------------------------------------------------

INDIA-5.66%

Associated Cement Co. Ltd.
  (Construction-Cement &
  Aggregates)                                16            545
--------------------------------------------------------------
BSES Ltd. (Electric Companies)              200            619
--------------------------------------------------------------
Hindustan Lever Ltd. (Aluminum)          73,850      3,541,487
--------------------------------------------------------------
Indian Hotels Co. Ltd.
  (Lodging-Hotels)                           50            335
--------------------------------------------------------------
ITC Ltd. (Tobacco)                      110,428      2,412,951
--------------------------------------------------------------
KEC International Ltd. (Electric
  Companies)                                100             71
--------------------------------------------------------------
Mahanagar Telephone Nigam Ltd.
  (Telephone)                           142,100        515,399
--------------------------------------------------------------
Pentafour Software & Exports Ltd.
  (Construction-Cement &
  Aggregates)(a)                         57,700      1,344,401
--------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Health
  Care- Drugs-Generic & Other)          154,950      1,955,434
--------------------------------------------------------------
State Bank of India (Banks-Major
  Regional)                               4,650         16,865
--------------------------------------------------------------
Tata Engineering and Locomotive
  Co. Ltd. (Automobiles)(a)                 100            322
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.
  (Telecommunications-Cellular/Wireless)
  (Acquired 09/28/98; Cost
  $845,724)(c)                           74,000        888,000
--------------------------------------------------------------
                                                    10,676,429
--------------------------------------------------------------

INDONESIA-1.29%

PT Telekomunikasi Indonesia
  (Insurance- Property-Casualty)        279,000      2,441,250
--------------------------------------------------------------

IRELAND-0.35%

Central Asia Growth Fund
  (Investment Management)(a)            331,000        662,000
--------------------------------------------------------------

ISRAEL-5.39%

Bank Leumi Le-Israel (Banks-Money
  Center)(a)                          1,313,513      2,250,292
--------------------------------------------------------------
Bezeq Israel Telecommunications
  Corp. Ltd.
  (Telecommunication-Cellular/Wireless)(a)      629,200    2,448,066
--------------------------------------------------------------
Blue Square Chain Investments and
  Properties Ltd. (Retail-Food
  Chains)(a)                             78,589      1,166,733
--------------------------------------------------------------
Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)                   78,100      1,083,637
--------------------------------------------------------------

                                      SHARES         VALUE
ISRAEL-(CONTINUED)

Discount Investment Corp.
  (Investment Banking/Brokerage)         40,500   $  1,467,589
--------------------------------------------------------------
Makhteshim-Agan Industries Ltd.
  (Investment Management)(a)                  1              2
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd. (Health Care-Drugs-Generic
  & Other)                               37,800      1,752,661
--------------------------------------------------------------
                                                    10,168,980
--------------------------------------------------------------

MEXICO-13.37%

Apasco S.A. de C.V.
  (Construction-Cement &
  Aggregates)                           263,014      1,551,327
--------------------------------------------------------------
ARA, S.A. de C.V.
  (Homebuilding)(a)                     394,200      1,446,253
--------------------------------------------------------------
Cemex S.A. de CV
  (Construction-Cement &
  Aggregates)                           570,392      2,654,422
--------------------------------------------------------------
Cifra S.A. de C.V.
  (Retail-General Merchandise)(a)     1,156,392      2,190,136
--------------------------------------------------------------
Corporacion GEO S.A. de C.V.
  (Construction- Cement &
  Aggregates)(a)                        380,400      1,601,468
--------------------------------------------------------------
Formento Economico Mexicano, S.A.
  de C.V. (Beverages-Alcoholic)          91,474      3,327,367
--------------------------------------------------------------
Grupo Carso S.A. de C.V.
  (Manufacturing-Diversified)(a)        648,000      3,124,286
--------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de CV (Banacci)
  (Financial-Diversified)(a)            272,667        694,947
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                     20,699        848,659
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                            65,062      4,928,446
--------------------------------------------------------------
Tubos de Acero de Mexico S.A.
  (Oil & Gas-Drilling &
  Equipment)                            257,000      2,843,062
--------------------------------------------------------------
                                                    25,210,373
--------------------------------------------------------------

PAKISTAN-0.00%

Dewan Salman Fibre Ltd.
  (Chemicals-Specialty)(a)                    4              2
--------------------------------------------------------------
Pakistan State Oil Co. Ltd.
  (Oil-International Integrated)             78            137
--------------------------------------------------------------
                                                           139
--------------------------------------------------------------

PERU-0.94%

Credicorp Limited
  (Financial-Diversified)               174,390      1,765,699
--------------------------------------------------------------

PHILIPPINES-2.20%

Bank of the Philippine Islands
  (Banks-Major Regional)                257,135        811,471
--------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)         103,800      3,347,550
--------------------------------------------------------------
                                                     4,159,021
--------------------------------------------------------------

POLAND-1.67%

Kredyt Bank PBI S.A.
  (Banks-Regional) (Acquired
  08/21/98-09/04/98; Cost
  $616,270)(a)(c)                        36,690        757,648
--------------------------------------------------------------

                                      SHARES         VALUE
POLAND-(CONTINUED)

Telekomunikacja Polsha S.A.
  (Telephone)(a)                        336,216   $  2,094,626
--------------------------------------------------------------
Zaklady Piwowarskie w Zywcu S.A.
  (Beverages-Alcoholic)(a)                2,803        292,105
--------------------------------------------------------------
                                                     3,144,379
--------------------------------------------------------------

RUSSIA-1.21%

Surgutneftegaz ADR
  (Oil-International Integrated)        299,375      2,288,722
--------------------------------------------------------------

SINGAPORE-1.59%

Asia Pulp & Paper Co. Ltd.-ADR
  (Paper & Forest Products)(a)           85,275        895,387
--------------------------------------------------------------
Singapore Airlines Ltd.-Wts.,
  expiring 04/09/02 (Airlines)(a)           355      2,099,860
--------------------------------------------------------------
                                                     2,995,247
--------------------------------------------------------------

SOUTH AFRICA-9.27%

Anglo American Corp. of South
  Africa Ltd. (Metals-Mining)(a)         39,600      2,046,054
--------------------------------------------------------------
Anglo American Platinum Corp.
  Ltd. (Metals Mining)                  144,000      2,626,787
--------------------------------------------------------------
Barlow Ltd. (Conglomerates)(a)          327,200      1,962,662
--------------------------------------------------------------
FirstRand Ltd. (Banks-Regional)       1,643,600      1,809,716
--------------------------------------------------------------
Liberty Life Association of
  Africa Ltd. (Insurance Brokers)       105,120      1,515,041
--------------------------------------------------------------
Rembrandt Group Ltd. (Investment
  Management)                           354,270      2,692,685
--------------------------------------------------------------
Sanlam Ltd.
  (Insurance-Life/Health)             2,136,960      2,096,574
--------------------------------------------------------------
South African Breweries PLC
  (Manufacturing- Diversified)          315,538      2,618,680
--------------------------------------------------------------
Truworths International Ltd.
  (Textiles- Apparel)                   106,656        110,424
--------------------------------------------------------------
                                                    17,478,623
--------------------------------------------------------------

SOUTH KOREA-11.40%

Housing & Commercial Bank, Korea
  (Banks-Major Regional)(a)              71,000      1,672,697
--------------------------------------------------------------
Korea Electric Power Corp.-ADR
  (Electric Companies)                  116,847      1,927,976
--------------------------------------------------------------
Merrill Lynch International & Co.
  KOSPI 200-Wts., expiring
  09/09/99(a)                         1,561,568     11,360,876
--------------------------------------------------------------
Merrill Lynch International & Co.
  SK Telecom Co. Ltd.-Wts.,
  expiring 02/10/00(a)                    3,050      2,553,979
--------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. ADR
  (Iron & Steel)                         84,530      2,176,648
--------------------------------------------------------------
Shinhan Bank (Banks-Major
  Regional)(a)                           75,747      1,808,460
--------------------------------------------------------------
                                                    21,500,636
--------------------------------------------------------------

SWITZERLAND-0.00%

UBS A.G. (Banks-Major Regional)               1            261
--------------------------------------------------------------

                                      SHARES         VALUE
TAIWAN-4.76%

Austek Computer Inc.
  (Computers-Hardware)(a)                   441   $      5,965
--------------------------------------------------------------
Asustek Computer Inc. GDR
  (Computers- Hardware) (Acquired
  05/23/97; Cost $524,203)(a)(c)        106,418      1,439,303
--------------------------------------------------------------
Cathay Life Insurance Co., Ltd.
  (Insurance Brokers)                   684,000      2,447,339
--------------------------------------------------------------
China Development Industrial Bank
  Inc. (Investment Management)(a)       669,600      1,228,624
--------------------------------------------------------------
Compeq Manufacturing Co., Ltd.
  (Computers-Hardware)                  229,000      1,085,474
--------------------------------------------------------------
Delta Electronics, Inc.
  (Electronics- Component
  Distributors)                         350,400      1,243,009
--------------------------------------------------------------
Hon Hai Precision Industry
  (Electronics- Component
  Distributors)(a)                      253,960      1,382,412
--------------------------------------------------------------
Nan Ya Plastic Corp.
  (Chemicals-Specialty)(a)               87,443        139,053
--------------------------------------------------------------
                                                     8,971,179
--------------------------------------------------------------

THAILAND-0.46%

Siam Commercial Bank, 5.25% Pfd.
  144A (Banks-Regional) (Acquired
  04/29/99; Cost $867,622)(a)(c)      1,248,542        875,697
--------------------------------------------------------------

TURKEY-3.91%

Haci Omer Sabanci Holding A.S.
  (Investment Management)(a)        101,501,500      2,784,518
--------------------------------------------------------------
Turkiye Is Bankasi (Isbank)
  (Banks-Money Center)               38,753,700      1,903,766
--------------------------------------------------------------
Yapi ve Kredi Bankasi A.S.
  (Banks-Money Center)(a)           111,613,600      2,677,404
--------------------------------------------------------------
                                                     7,365,688
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interest (Cost
      $171,576,785)                                182,823,078
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES-0.04%

FOODS-0.04%

Grupo Azucarero Mexico (Foods),
  Sr. Unsec. Notes, 11.50%,
  01/15/05                         $    158,000         68,335
--------------------------------------------------------------

SOVEREIGN DEBT-0.00%

Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia),
  Interest in Arrears Notes,
  5.968%, 12/15/15(d)              $     45,756   $      3,432
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $75,530)                              71,767
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT-1.93%(E)

State Street Bank & Trust Co.,
  4.85%, 05/03/99 (Cost
  $3,636,000)(f)                      3,636,000   $  3,636,000
--------------------------------------------------------------
TOTAL INVESTMENTS-98.91%                           186,530,845
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.09%                                  2,059,884
--------------------------------------------------------------
NET ASSETS-100.00%                                $188,590,729
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Deb.   - Debentures
GDR    - Global Depositary Receipt
Pfd.   - Preferred
Rts.   - Rights
Sr.    - Senior
Unsec. - Unsecured
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 04/30/99 was $13,096,003 which represents 6.94% of the Fund's net assets.
(d) The coupon rate shown in floating rate note represents the rate at period end.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Repurchase agreement entered into 04/30/99 with a maturing value of $3,636,000. Collateralized by $3,085,000 U.S. Treasury Note, 10.75% due 02/15/03 with a market value at 04/30/99 of $3,709,713.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999

ASSETS:

Investments, at value (cost $175,288,315)       $186,530,845
------------------------------------------------------------
Foreign currencies, at value (cost $5,868,539)     5,894,289
------------------------------------------------------------
Receivables for:
  Investments sold                                   625,552
------------------------------------------------------------
  Fund shares sold                                    95,212
------------------------------------------------------------
  Dividends and interest                             654,682
------------------------------------------------------------
    Total assets                                 193,800,580
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            2,765,221
------------------------------------------------------------
  Fund shares reacquired                             309,735
------------------------------------------------------------
Amount due to custodian bank                       1,220,967
------------------------------------------------------------
Accrued advisory fees                                356,752
------------------------------------------------------------
Accrued distribution fees                            241,794
------------------------------------------------------------
Accrued administrative services fees                   8,210
------------------------------------------------------------
Accrued transfer agent fees                           21,872
------------------------------------------------------------
Accrued trustees' fees                                10,000
------------------------------------------------------------
Accrued operating expenses                           275,300
------------------------------------------------------------
    Total liabilities                              5,209,851
------------------------------------------------------------
Net assets applicable to shares outstanding     $188,590,729
------------------------------------------------------------

NET ASSETS:

Class A                                         $138,212,359
============================================================
Class B                                         $ 49,780,503
============================================================
Class C                                         $     68,735
============================================================
Advisor Class                                   $    529,132
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           14,522,952
============================================================
Class B                                            5,253,375
============================================================
Class C                                                7,253
============================================================
Advisor Class                                         55,640
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       9.52
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.52
     divided by 95.25%)                         $       9.99
============================================================
Class B:
  Net asset value and offering price per share  $       9.48
============================================================
Class C:
  Net asset value and offering price per share  $       9.48
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       9.51
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999

INVESTMENT INCOME:

Dividends (net of $93,496 foreign withholding
  tax)                                          $  1,329,164
------------------------------------------------------------
Interest                                             311,203
------------------------------------------------------------
Securities lending                                    87,081
============================================================
    Total investment income                        1,727,448
============================================================

EXPENSES:

Advisory fees                                        582,011
------------------------------------------------------------
Administrative services fees                          15,537
------------------------------------------------------------
Custodian fees                                        45,818
------------------------------------------------------------
Distribution fees -- Class A                         177,068
------------------------------------------------------------
Distribution fees -- Class B                          95,327
------------------------------------------------------------
Distribution fees -- Class C                              20
------------------------------------------------------------
Transfer agent fees -- Class A                       308,792
------------------------------------------------------------
Transfer agent fees -- Class B                        58,894
------------------------------------------------------------
Transfer agent fees -- Class C                            12
------------------------------------------------------------
Transfer agent fees -- Advisor Class                     780
------------------------------------------------------------
Interest                                               2,925
------------------------------------------------------------
Printing                                             200,714
------------------------------------------------------------
Other                                                 39,081
------------------------------------------------------------
    Total expenses                                 1,526,979
------------------------------------------------------------
Less: Expenses paid indirectly                        (5,759)
------------------------------------------------------------
    Fees waived by advisor                          (372,049)
------------------------------------------------------------
    Net expenses                                   1,149,171
------------------------------------------------------------
Net investment income                                578,277
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                          (15,352,045)
------------------------------------------------------------
  Foreign currencies                                (255,304)
------------------------------------------------------------
                                                 (15,607,349)
------------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                           38,258,827
------------------------------------------------------------
  Foreign currencies                                  21,116
------------------------------------------------------------
                                                  38,279,943
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            22,672,594
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 23,250,871
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998

                                                                APRIL 30,       OCTOBER 31,
                                                                  1999             1998
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $     578,277    $   6,869,096
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (15,607,349)     (83,359,123)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           38,279,943       13,741,429
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 23,250,871      (62,748,598)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (1,347,740)     (11,841,080)
--------------------------------------------------------------------------------------------
  Class B                                                            (1,878)          (1,499)
--------------------------------------------------------------------------------------------
  Advisor Class                                                        (510)             (46)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        29,885,132     (295,354,688)
--------------------------------------------------------------------------------------------
  Class B                                                        48,562,895          226,865
--------------------------------------------------------------------------------------------
  Class C                                                            66,458               --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     475,047           40,312
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       100,890,275     (369,678,734)
--------------------------------------------------------------------------------------------

NET ASSETS:


  Beginning of period                                            87,700,454      457,379,188
--------------------------------------------------------------------------------------------
  End of period                                               $ 188,590,729    $  87,700,454
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 329,003,532    $ 250,014,000
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               334,055        1,105,906
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (152,000,612)    (136,393,263)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            11,253,754      (27,026,189)
--------------------------------------------------------------------------------------------
                                                              $ 188,590,729    $  87,700,454
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.
A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $134,888,354 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
H. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively. During the six months ended April 30, 1999, AIM waived fees of $372,049.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $282,400 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $177,068, $95,327 and $20, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $4,655 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received $5,695 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $5,759 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $5,759 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $105,992 with a weighted average interest rate of 5.54%. Interest expense for the Fund for the six months ended April 30, 1999 was $2,925.
  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $16,023,681 were on loan to brokers. The loans were secured by cash collateral of $16,817,875 received by the Fund. For the six months ended April 30, 1999, the Fund received fees of $87,081 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $144,489,554 and $70,111,566, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $ 32,069,938
----------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (24,963,370)
----------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $  7,106,568
================================================================

Cost of investments for tax purposes is $179,424,277.

NOTE 8-SHARE INFORMATION
Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                                                   APRIL 30, 1999              OCTOBER 31, 1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      1,968,438   $ 24,962,641       486,628   $   5,011,027
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        150,187     10,673,842        30,654         314,666
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                         7,253         66,458            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor                                                         18,238        268,047         4,782          49,262
---------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition**:
  Class A                                                      5,187,180     39,204,872            --              --
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,660,631     42,680,510            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor                                                         64,652        488,222            --              --
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        125,859        932,616       676,257       8,203,222
---------------------------------------------------------------------------------------------------------------------
  Class B                                                            254          1,878           124           1,499
---------------------------------------------------------------------------------------------------------------------
  Advisor                                                             69            510             4              46
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (4,374,679)   (35,214,997)  (25,963,398)   (308,568,937)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (578,262)    (4,793,335)      (10,213)        (89,300)
---------------------------------------------------------------------------------------------------------------------
  Advisor                                                        (31,196)      (281,732)         (909)         (8,996)
=====================================================================================================================
                                                               8,198,624   $ 78,989,532   (24,776,071)  $(295,087,511)
=====================================================================================================================

* Class C shares commenced on March 1, 1999.

**On February 12, 1999 pursuant to a plan of reorganization and termination, the AIM Emerging Markets Fund ("Emerging Markets Fund") transferred all of its assets to the Fund. The Fund assumed all of the liabilities of the Emerging Markets Fund. Shareholders of the Emerging Markets Fund were issued full and fractional shares of the applicable class of the Fund. The acquisition, which was approved by the shareholders of Emerging Markets Fund on February 10, 1999 was accomplished by an exchange of 10,912,463 shares of the Fund for the 11,087,719 shares then outstanding of the Emerging Markets Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or its shareholders. Emerging Markets Fund's net assets, including ($18,098,264) of unrealized depreciation, were combined with the Fund for total net assets after the acquisition of $159,666,366.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                   CLASS A
                                             -----------------------------------------------------------------------------------
                                                              YEAR           TEN MONTHS          YEAR ENDED         JANUARY 11,
                                                              ENDED             ENDED           DECEMBER 31,          1994 TO
                                             APRIL 30,     OCTOBER 31,       OCTOBER 31,     -------------------    DECEMBER 31,
                                              1999(a)        1998(a)           1997(b)         1996       1995         1994
                                             ---------     -----------       -----------     --------   --------   -------------
Net asset value, beginning of period         $    7.53     $     12.56       $     13.84     $  11.60   $  12.44   $       15.00
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
Income from investment operations:
  Net investment income                           0.06            0.39(c)(d)        0.25         0.53       0.72            0.35
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
  Net realized and unrealized gain (loss)
    on investments                                2.05           (5.10)            (1.53)        2.19      (0.84)          (2.46)
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
    Net increase (decrease) from investment
      operations                                  2.11           (4.71)            (1.28)        2.72      (0.12)          (2.11)
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
  Redemption fees retained                         --             0.28               --           --         --               --
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
Distributions to shareholders:
  From net investment income                     (0.12)          (0.60)              --         (0.48)     (0.72)          (0.35)
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
  From net realized gain on investments            --              --                --           --         --            (0.10)
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
    Total distributions                          (0.12)          (0.60)              --         (0.48)     (0.72)          (0.45)
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
Net asset value, end of period               $    9.52     $      7.53       $     12.56     $  13.84   $  11.60   $       12.44
===========================================  =========     ===========       ===========     ========   ========   =============
Total return(e)                                  28.52%         (37.09)%           (9.25)%      23.59%     (0.95)%        (14.07)%
===========================================  =========     ===========       ===========     ========   ========   =============
Ratios and supplemental data:
Net assets, end of period (in 000's)         $ 138,212     $    87,517       $   457,379     $504,012   $422,348   $     452,872
===========================================  =========     ===========       ===========     ========   ========   =============
Ratio of net investment income to average
  net assets:
  With fee waivers                                1.06%(f)        3.84%             2.03%(g)     4.07%      6.33%           2.75%(g)
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
  Without fee waivers                             0.44%(f)        3.43%             1.95%(g)     4.04%      6.30%           2.75%(g)
===========================================  =========     ===========       ===========     ========   ========   =============
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                1.82%(f)        1.73%             1.75%(g)     1.82%      1.77%           2.01%(g)
===========================================  =========     ===========       ===========     ========   ========   =============
  Without fee waivers                             2.44%(f)        2.14%             1.83%(g)     1.85%      1.80%           2.01%(g)
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
Ratio of interest expense to average net
  assets (Note 5)                                  N/A            0.20%              N/A          N/A        N/A             N/A
-------------------------------------------  ---------     -----------       -----------     --------   --------   -------------
Portfolio turnover rate                             59%            111%              184%(g)      138%        75%             56%(g)
===========================================  =========     ===========       ===========     ========   ========   =============

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f)  Ratios are annualized and based on average net assets of $101,349,404.
(g)  Annualized.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS B               CLASS C
                                                           ------------------------    ------------          ADVISOR CLASS
                                                                           YEAR          MARCH 1,      -------------------------
                                                                           ENDED           1999                      YEAR ENDED
                                                           APRIL 30,    OCTOBER 31,    TO APRIL 30,    APRIL 30,     OCTOBER 31,
                                                            1999(a)       1998(a)        1999(a)        1999(a)        1998(a)
                                                           ---------    -----------    ------------    ---------     -----------
Net asset value, beginning of period                       $   7.49     $   12.56      $    7.47       $   7.55      $   12.56
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
Income from investment operations:
  Net investment income (loss)                                 0.02          0.31(b)(c)       --           0.20           0.40(b)(c)
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
  Net realized and unrealized gain (loss) on investments       2.05         (5.07)          2.01           1.92          (5.09)
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
    Net increase (decrease) from investment operations         2.07         (4.76)          2.01           2.12          (4.69)
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
  Redemption fees retained                                       --          0.28             --             --           0.28
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
Distributions to shareholders:
  From net investment income                                  (0.08)        (0.59)            --          (0.16)         (0.60)
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
Net asset value, end of period                              $  9.48       $  7.49        $  9.48        $  9.51        $  7.55
=========================================================  ========    ==========      =========       ========      =========
Total return (based on net asset value)(d)                    27.96%       (39.76)%        26.91%         28.61%        (42.63)%
=========================================================  ========    ==========      =========       ========      =========
Ratios and supplemental data:
Net assets, end of period (in 000's)                        $49,781       $   154        $    69        $   529        $    29
=========================================================  ========    ==========      =========       ========      =========
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                             0.38%(e)      3.09%          0.38%(e)       1.38%(e)       4.09%
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
  Without fee waivers                                         (0.24)%(e)      2.68%        (0.24)%(e)      0.76%(e)       3.68%
=========================================================  ========    ==========      =========       ========      =========
Ratio of expenses to average net assets excluding
  interest expense:
  With fee waivers                                             2.50%(e)      2.48%          2.50%(e)       1.50%(e)       1.48%
---------------------------------------------------------  --------     ---------      ---------       --------      ---------
  Without fee waivers                                          3.12%(e)      2.89%          3.12%(e)       2.12%(e)       1.89%
=========================================================  ========    ==========      =========       ========      =========
Ratio of interest expense to average net assets (Note 5)        N/A          0.20%           N/A            N/A           0.20%
=========================================================  ========    ==========      =========       ========      =========
Portfolio turnover rate                                          59%          111%            59%            59%           111%
=========================================================  ========    ==========      =========       ========      =========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.04.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $19,329,729, $12,165 and $255,585 for Class B, Class C and Advisor Class, respectively.
N/A  Not Applicable.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Developing Markets Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       June 28, 1999

BOARD OF TRUSTEES                        OFFICERS                         OFFICE OF THE FUND

C. Derek Anderson                        Robert H. Graham                 11 Greenway Plaza
President, Plantagenet Capital           Chairman and President           Suite 100
Management, LLC (an investment                                            Houston, TX 77046
partnership); Chief Executive Officer,   Dana R. Sutton
Plantagenet Holdings, Ltd.               Vice President and Treasurer     INVESTMENT MANAGER
(an investment banking firm)
                                         Samuel D. Sirko                  A I M Advisors, Inc.
Frank S. Bayley                          Vice President and Secretary     11 Greenway Plaza
Partner, law firm of                                                      Suite 100
Baker & McKenzie                         Melville B. Cox                  Houston, TX 77046
                                         Vice President
Robert H. Graham                                                          SUB-ADVISOR
President and Chief Executive Officer,   Gary T. Crum
A I M Management Group Inc.              Vice President                   INVESCO Asset Management Ltd.
                                                                          11 Devonshire Square
Arthur C. Patterson                      Carol F. Relihan                 London EC2M 4YR
Managing Partner, Accel Partners         Vice President                   England
(a venture capital firm)
                                         Mary J. Benson                   TRANSFER AGENT
Ruth H. Quigley                          Assistant Vice President and
Private Investor                         Assistant Treasurer              A I M Fund Services, Inc.
                                                                          P.O. Box 4739
                                         Sheri Morris                     Houston, TX 77210-4739
                                         Assistant Vice President and
                                         Assistant Treasurer              CUSTODIAN

                                         Nancy L. Martin                  State Street Bank and Trust Company
                                         Assistant Secretary              225 Franklin Street
                                                                          Boston, MA 02110
                                         Ofelia M. Mayo
                                         Assistant Secretary              COUNSEL TO THE FUND

                                         Kathleen J. Pflueger             Kirkpatrick & Lockhart LLP
                                         Assistant Secretary              1800 Massachusetts Avenue, N.W.
                                                                          Washington, D.C. 20036-1800

                                                                          COUNSEL TO THE TRUSTEES

                                                                          Paul, Hastings, Janofsky & Walker LL
                                                                          Twenty Third Floor
                                                                          555 South Flower Street
                                                                          Los Angeles, CA 90071

                                                                          DISTRIBUTOR

                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046

                                                                          AUDITORS

                                                                          PricewaterhouseCoopers LLP
                                                                          160 Federal St.
                                                                          Boston, MA 02110

HOW AIM MAKES INVESTING EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may building your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

 o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                       ----------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                       ----------------------------------


                          AIM DEVELOPING MARKETS FUND

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                        A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                     leadership in the mutual-fund industry
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                  since 1976 and managed approximately $112
AIM Capital Development Fund                                                           billion in assets for more than 6.3 million
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                shareholders, including individual investors,
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund      corporate clients and financial institutions
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                     as of March 31, 1999.
AIM Mid Cap Equity Fund(2), (A)              AIM Developing Markets Fund(2)                The AIM Family of Funds--Registered
AIM Select Growth Fund(3)                    AIM Europe Growth Fund(2)                 Trademark-- is distributed nationwide, and
AIM Small Cap Growth Fund(2), (B)            AIM European Development Fund             AIM today is the 10th-largest mutual-fund
AIM Small Cap Opportunities Fund             AIM International Equity Fund             complex in the United States in assets under
AIM Value Fund                               AIM Japan Growth Fund(2)                  management, according to Strategic Insight,
AIM Weingarten Fund                          AIM Latin American Growth Fund(2)         an independent mutual-fund monitor.
                                             AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                 AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                 GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                             AIM Global Growth & Income Fund(2)
                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                    GLOBAL INCOME FUNDS
AIM High Yield Fund                          AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                       AIM Global Government Income Fund(2)
AIM Income Fund                              AIM Global Income Fund
AIM Intermediate Government Fund             AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                             THEME FUNDS
TAX-FREE INCOME FUNDS                        AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund               AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                      AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund               AIM Global Resources Fund(2)
                                             AIM Global Telecommunications and Technology Fund(2), (E)
                                             AIM Global Trends Fund(2), (F)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                            [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--